THE SPAC AND NEW ISSUE ETF

Ticker Symbol: SPCX

Primary Listing Exchange for the Fund: The Nasdaq Stock Market LLC

(a series of the Collaborative Investment Series Trust (the “Trust”))

Supplement dated June 6, 2025 to the Prospectus,

Statement of Additional Information (“SAI”) and Summary Prospectus dated February 1, 2025.

Tuttle Capital Management, LLC (the “Adviser”) and the Trust entered into an operating expenses limitation agreement to ensure The SPAC and New Issue ETF’s (the “Fund”) net annual fund operating expenses would not exceed 0.95% at least through January 31, 2026. The operating expenses limitation agreement is effective June 9, 2025. Accordingly, effective June 9, 2025, the Prospectus, SAI and Summary Prospectus of the Fund are hereby revised as described below.

The fee table and expense example are replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	1.47%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	2.31%
Fee Waiver and Expense Reimbursement(2)	0.95%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.36%

(1)	Acquired Fund Fees and Expenses, which are estimated for the Fund’s current fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Tuttle Capital Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and/or reimburse Fund expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation) in order to limit the Total Annual Fund Operating Expenses to 0.95% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 31, 2026 and may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the expense limitation agreement: (i) in effect at the time of the waiver or reimbursement or (ii) in effect at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s operating expense limitation agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 years
$138	$630	$1,149	$2,572

The second paragraph under the “Management of the Fund” heading on page 16 of the Prospectus and the third paragraph under the “Investment Adviser and Advisory Agreement” heading on page 28 of the SAI are replaced with the following:

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through January 31, 2026 to ensure that total annual fund operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation) will not exceed 0.95% of the average daily net assets of the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This expense limitation agreement may be terminated at any time, by the Board upon 60 days’ written notice to the Adviser. The expense limitation agreement will automatically terminate if the Investment Advisory Agreement is terminated.

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You should read this Supplement in conjunction with the Prospectus, SAI and Summary Prospectus dated February 1, 2025 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling 1-(866)-904-0406.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE